UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St. Clair

Avenue Cleveland,

Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	LECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, the Board of Directors of Lincoln Electric Holdings, Inc. (the “Company”) elected and appointed Steven B. Hedlund to serve as Executive Vice President, Chief Operating Officer of the Company effective as of such date.

Mr. Hedlund, 55, joined the Company in 2008 and has been serving as Executive Vice President, President, Americas and International Welding since October 21, 2020. Prior to that, Mr. Hedlund served as: Executive Vice President, President, International Welding from June 1, 2017 to October 21, 2020; Senior Vice President, President, Global Automation from January 22, 2015 to June 1, 2017; Senior Vice President, Strategy & Business Development from February 19, 2014 to January 22, 2015; and Vice President, Strategy & Business Development from September 15, 2008 to February 19, 2014.

In connection with his appointment, on May 9, 2022, the Compensation and Executive Development Committee of the Board of Directors of the Company approved an award of restricted stock units in an amount equal to approximately $280,000, an increase in his annual base salary to $600,000, and an increase in his target annual bonus to $760,000. In general, the restricted stock units will vest in full after three years, subject to the terms of the Company’s standard award agreement for restricted stock units.

A copy of the Company’s press release announcing these activities is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	The Company’s press release dated May 9, 2022 announcing the appointment of Steven B. Hedlund.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: May 9, 2022	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary